Exhibit 99.2


                                  May 7, 2002

USI Entertainment, Inc.
USANI Holdings XX, Inc.
Universal Pictures International Holdings BV
Universal Pictures International  Holdings 2 BV
NYCSpirit Corp. II

100 Universal City Plaza
Universal City, CA 91608

Attn:  Frederick Huntsberry

Dear Frederick:

       This letter sets forth our mutual understanding and clarification of certain matters under the Amended and Restated Limited Liability Limited Partnership Agreement (the "Partnership Agreement") of Vivendi Universal Entertainment LLLP ("VUE"), dated as of May 7, 2002 and entered into prior to this letter agreement. Capitalized terms used herein, but not otherwise defined herein, shall have the same meaning as ascribed to such terms in the Partnership Agreement. For good and valuable consideration, the receipt of which is acknowledged, we have agreed as follows:

              1.1 ITEMS OF INDEBTEDNESS. The definition of Indebtedness in the Partnership Agreement is not intended to, and does not, treat the following items as "Indebtedness" to the extent such items arise in the ordinary course of business of VUE and its consolidated subsidiaries (each a "Consolidated Subsidiary") as they may exist from time to time (which determination shall be made pursuant to United States generally accepted accounting principles) and are in a manner consistent with the practices of the applicable "VUE Group Entity" (VUE and each of its Consolidated Subsidiaries as they may exist from time to time are referred to herein as a "VUE Group Entity," and collectively referred to herein as the "VUE Group") in effect as of the date hereof; PROVIDED, HOWEVER, such items shall be included (without duplication) in the definition of Indebtedness to the extent any VUE Group Entity borrows money, or incurs obligations evidenced by notes, bonds, debentures or similar instruments, letters of credit, discounting arrangements or similar instruments in order to satisfy the obligations of such items:

                  (a) deposits or advances;

                  (b) performance bonds, completion bonds, or surety bonds, in each case to the extent outstanding and undrawn;

                  (c) normal trade accounts payable (unless more than 90 days past due and not in dispute);

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                  (d) obligations to pay talent participations, residuals,
              royalties, or guild obligations attributable to "Product" (as defined below) or employee compensation or benefits; and

                  (e) (i) obligations to acquire any motion picture, television program, or video production produced for theatrical, non-theatrical, or television release, or for release in any other medium (collectively, "Product") pursuant to a "put" or customary studio negative pick up agreement or (ii) obligations to talent under a "pay or play" services agreement, but, in the case of both Paragraphs 1.1(e)(i) and (ii) hereof, only to the extent that such obligations do not create a Lien on any of the other assets or properties of any VUE Group Entity (including, without limitation, the VUE Group's entertainment library).

       For purposes of clarity, the following shall not be deemed to be in the ordinary course of business of the VUE Group and therefore shall not be excluded from the definition of Indebtedness: (i) employee compensation and benefits for persons not engaged in the business of a VUE Group Entity; (ii) employee compensation and benefits for persons employed by Vivendi Universal S.A. ("VU"), and (iii) obligations of any VUE Group Entity in respect of "put" options held by VU employees entitling them to put VU shares or stock options to VU.

              1.2 INDEBTEDNESS OF THE VUE GROUP. In clarifying the limitations on Indebtedness set forth in Section 5.05(a)(iv) of the Partnership Agreement none of the following shall be "Indebtedness" for purposes of
       Section 5.05(a)(iv) or included in the calculation of Indebtedness for the purposes of clause (iv)(B) of Section 5.05(a) of the Partnership Agreement. For purposes of this letter agreement, "Non-VUE Affiliate" is
       (i) an entity not within the VUE Group but which is an Affiliate of VU and/or (ii) VU, and references to VUE Affiliates and Non-VUE Affiliates includes as the context requires such entities' predecessor entities.

                    (a) Indebtedness of any entity that is not a VUE Group
              Entity provided such Indebtedness is non-recourse as to (i) each and every VUE Group Entity and (ii) the assets and properties of each and every VUE Group Entity. For the avoidance of doubt, the Indebtedness of any entity that is not a VUE Group Entity shall be included in the calculation of Indebtedness for the purposes of clause (iv)(B) of Section 5.05(a) of the Partnership Agreement if and to the extent that such Indebtedness is recourse to (i) any VUE Group Entity or (ii) any assets or properties of any VUE Group Entity.

                    (b) The liquidation preference of certain preferred equity interests previously issued by Universal Home Video LLLP (together with its successors, "UHV") to the extent (i) the aggregate liquidation preference for such preferred equity interests does not exceed $200 million (the "Preference Amount"), and the preferred equity interests remain as described in that certain letter agreement dated as of the date hereof and entered into concurrently herewith, regarding the USI Receivable and certain related matters, and (ii) UHV holds a receivable (the

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              "USI Receivable") (other than the Existing Receivables and the
              Qualifying Cash Management Receivables, as each is defined below) relating to such transaction from Universal Studios, Inc. in an amount not less than the Preference Amount, which Preference Amount may be offset against the USI Receivable, and (iii) the USI Receivable bears interest at the same rate as the dividend rate (regular and special) on the preferred equity interest.

                    (c) Loans in the approximate amount of $1,115.2 million,
              outstanding on the Closing Date and arising prior to the Closing Date in the ordinary course of business made to VUE Group Entities by Non-VUE Affiliates and bearing interest at an arms'-length rate (the "Existing Debt"), provided, however that if at any time Existing Debt exceeds unencumbered receivables held by VUE Group Entities from Non-VUE Affiliates and arising prior to the Closing Date in the ordinary course of business (excluding the USI Receivable and the Qualifying Cash Management Receivables) and bearing interest at an arms'-length rate ("Existing Receivables"), the excess shall be included in the calculation of Indebtedness for purposes of clause (iv)(B) of Section 5.05(a) of the Partnership Agreement. For purposes of this Paragraph 1.2(c), an interest rate shall be conclusively presumed to be at an arms'-length rate if it is within the range specified in Treasury Regulation Section 1.482-2(a)(2)(iii)(B)(1).

                    (d) Cash Management Loans, but only to the extent that (i)
              the aggregate principal balance of the Cash Management Loans do not exceed the aggregate principal balance of the Qualifying Cash Management Receivables, and (ii) Cash Management Loans and Qualifying Cash Management Receivables bear interest at an arms'-length rate. For the avoidance of doubt, (A) Cash Management Loans shall be included in the calculation of Indebtedness for the purposes of clause (iv)(B) of Section 5.05(a) of the Partnership Agreement if and to the extent that the aggregate amount of Cash Management Loans exceeds the aggregate amount of Qualifying Cash Management Receivables, (B) a Cash Management Loan shall be included in the calculation of Indebtedness for the purpose of clause (iv)(B) of Section 5.05(a) if it does not bear interest at an arms'-length rate, and (C) nothing herein shall preclude or restrict the operation of VU's existing cash management system (provided that Cash Management Loans to the extent in excess of Qualifying Cash Management Receivables shall be Indebtedness for the purposes of clause (iv) of Section 5.05(a) of the Partnership Agreement). For purposes of this Paragraph 1.2(d), an interest rate shall be conclusively presumed to be at an arms'-length rate if it is within the range specified in Treasury Regulation Section 1.482-2(a)(2)(iii)(B)(1).

              A "Cash Management Loan" is a loan or advance made after the Closing Date in the ordinary course of business as part of VU's cash management system to a VUE Group Entity either by the Funding Entity (as defined below) (directly or as assignee of a Cash Management Loan) or a Non-VUE Affiliate. Loans made by or assigned to the Funding Entity shall be evidenced by a promissory note issued to the Funding Entity (each such note, a "Funding Entity Note"). Each Funding


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              Entity Note shall be properly annotated to reflect each Cash
              Management Loan by the Funding Entity to a VUE Group Entity issuing that Funding Entity Note. The Funding Entity shall have the right to surrender a single Funding Entity Note in exchange for multiple Funding Entity Notes (provided the aggregate principal amount of such re-issued Funding Entity Notes shall not exceed the principal amount outstanding under the Funding Entity Note exchanged).

              A "Qualifying Cash Management Receivable" is (i) an unencumbered receivable (excluding the USI Receivable and the Existing Receivables) held by a VUE Group Entity from the Funding Entity which shall be evidenced by a promissory note" issued by the Funding Entity to and held by such VUE Group Entity (and which note shall be properly annotated to reflect each receivable owing from the Funding Entity and payable to the VUE Group Entity) and which receivable is, at the option of the VUE Group Entity, payable in cash or by the surrender of a like amount of Cash Management Loans held by the Funding Entity, and provided that the Funding Entity has delivered to the VUE Group Entity holding such unencumbered receivable a Funding Entity Note in a principal amount not less than such receivable, or (ii) an unencumbered receivable (excluding the USI Receivable and the Existing Receivables) held by a VUE Group Entity and secured by a Cash Management Loan Pledged (evidenced by a Lender Note) to such VUE Group Entity as security for such receivable, which receivable in the case of either (i) or (ii), arises in the ordinary course of business as part of VU's cash management system.

              The Funding Entity is a single Non-VUE Affiliate which is a VU Subsidiary that (a) has no business other than the business of making loans to VUE Group Entities and borrowing money from VUE Group Entities, or assuming from any Non-VUE Affiliate receivables payable to VUE Group Entities provided that the Funding Entity simultaneously acquires all rights as lender to Cash Management Loans in at least an equal amount, (b) has no assets or liabilities other than the assets and liabilities associated with such business, and (c) otherwise has terms and conditions substantially similar to those relating to V-USA Holding LLC, including the non-economic membership interest being held by USA: provided that nothing herein shall require that the Funding Entity be organized under the laws of any state of the United States.

              If and when VUE intends to have Qualifying Cash Management Receivables pursuant to this Paragraph 1.2(d) of this Letter Agreement, then VUE shall give USA prior written notice of such intention and the method it intends to use (i.e., clause (i) or (ii) of the definition of Qualifying Cash Management Receivable). Such method shall not be changed without the prior written notice by VUE to USA. To the extent that the utilization of the method described in clause (ii) of Qualifying Cash Management Receivable does not violate any third party financing agreement to which VU or any Affiliate of VU is a party, or create, or potentially create any adverse (but greater than de minimus) financial impact on VU or any Affiliate of VU, VUE shall utilize the method described in clause (ii) of the definition of Qualifying Cash Management Receivable. VUE shall provide


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              to USA in advance for its consent: (a) the form of any
              documentation VUE proposes to effect a Pledge and/or the organizational, loan and receivable documents VUE proposes to use for the Funding Entity, and (b) if a Funding Entity is used, the proposed jurisdiction's laws under which such Funding Entity is to be formed and the proposed form of the Funding Entity, provided that VUE shall not be entitled to exclude from Indebtedness any Cash Management Loans until the requisite consent has been obtained, and provided further that USA may not fail or refuse to give such consent unless such documents, jurisdiction or form are inconsistent with the intent and purpose of this Paragraph 1.2(d), and any non-approval shall provide in reasonable detail information about the inconsistency. VUE shall keep books and records reflecting all transactions that constitute Qualifying Cash Management Receivables and, upon request of USA, VUE shall make available to USA such books and records for inspection.

              A "Pledge" is a security interest, and first priority perfected lien, in a Cash Management Loan granted by a Non-VUE Affiliate in favor of a VUE Group Entity which holds a receivable from such Non-VUE Affiliate.

                    (e) Indebtedness owing from one VUE Group Entity to another
              VUE Group Entity.

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         This letter, together with the terms of the Partnership Agreement, sets forth the entire understanding among the Partners to the Partnership Agreement with respect to the subject matter hereof. Other than as expressly set forth herein, the Partnership Agreement speaks for itself and no covenant, representation, or condition not expressed therein or in this letter shall affect, or be effective to interpret, change or restrict the express provisions of the Partnership Agreement.

                                         USA Networks, Inc.

                                         By:  /s/
                                            ------------------------------------
                                         Its:
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                                         USANi Sub LLC

                                         By:  /s/
                                            ------------------------------------
                                         Its:
                                             -----------------------------------

                                         New-U Studios Holdings, Inc.

                                         By:  /s/
                                            ------------------------------------
                                         Its:
                                             -----------------------------------


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Acknowledged and Agreed:
Vivendi Universal Entertainment LLLP
by its General Partner USI Entertainment, Inc.

USI Entertainment, Inc.
USANI Holdings XX, Inc.
NYCSpirit Corp. II

 /s/
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In Each Case By:  Karen Randall

Executive Vice President or Authorized Person

Universal Pictures International  Holdings  BV

 /s/
-------------------------------------
By:

Universal Pictures International Holdings 2 BV

 /s/
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By: